SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2003

Sequenom, Inc.

(Exact name of registrant as specified in its charter)

000-29101

(Commission File Number)

Delaware	77-0365889
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

3595 John Hopkins Court, San Diego, CA 92121

(Address of principal executive offices, with zip code)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1	Press release dated April 29, 2003 of the registrant

Item 9.    Regulation FD Disclosure (The information contained in this Item 9 is being furnished pursuant to “Item 12.

Results of Operations and Financial Condition”).

On April 29, 2003, the registrant issued a press release announcing financial results for the quarter ended March 31, 2003. A copy of this press release is attached hereto as Exhibit 99.1. The information contained in this Item 9 is furnished pursuant to Item 12 of Form 8-K “Results of Operations and Financial Condition,” in accordance with SEC Release Nos. 33-8216 and 34-47583. This information and the exhibits hereto, are being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities and Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this report shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: April 29, 2003	By: /s/ Stephen L. Zaniboni
Stephen L. Zaniboni
Chief Financial Officer